U.S. Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 1, 2005

INFOTEC BUSINESS SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

NEVADA

 333-90618

98-0358149

(State or other jurisdiction

                          Commission                        (I.R.S. Employer

             of incorporation)

File No.

Identification No.)

Suite 150, 1152 Mainland Street,  Vancouver, B.C. Canada

             V6B 2X4

(Address of principal executive offices)

            (Zip Code)

Registrant’s telephone number, including area code  (604) 484-4966

(Former address and former fiscal year end, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

[ ]

Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02

Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers .

On November 1, 2005, the board of directors of the registrant received and accepted the resignation of Mr. Barry Foreman as a director.  The registrant does not have current plans to fill the casual vacancy in its board of directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

INFOTEC BUSINESS SYSTEMS, INC.

(registrant)

By: /s/  Carol Shaw

(Carol Shaw,  Principal Executive Officer)

DATED. November 4, 2005

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